UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 1, 2021

Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Texas AND Virginia	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, Texas	75240
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock No Par Value	ATO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

A historic winter weather storm impacted supply, market pricing and demand for natural gas in service territories of Atmos Energy Corporation (the “Company”) beginning February 11 and continuing through February 20, 2021. Due to the historic nature of this winter storm, the Company experienced unforeseeable and unprecedented market pricing for gas costs. The Company previously disclosed it had made estimated aggregated gas purchases during this period of $2.5 billion to $3.5 billion based on preliminary pricing and purchased volume information available at that time and management estimates.

Based on currently available pricing and purchased volume information and management estimates, the Company now estimates the aggregated natural gas purchases for all jurisdictions during this period to be approximately $2.5 billion, most notably in Texas and then Kansas and Colorado, with Texas representing approximately 95% of this estimate. The final amount of the gas purchases remains subject to change as volume balancing, final pricing and invoicing is completed later this month.

As of February 28, 2021, the Company had approximately $2.8 billion in total liquidity, including approximately $422 million in operating cash and $247 million in net proceeds from our At-the-Market equity sales program which must be utilized by September 30, 2021. The Company currently anticipates funding these gas purchases using a mix of long-term debt, available proceeds from our At-the-Market equity sales program, short-term debt, and cash. The Company intends to finance its incremental natural gas purchases prior to March 25, 2021, when payment for these purchases is due, using one or more of these financing alternatives in a manner that will maintain strong investment grade credit ratings. The Company is currently in the process of preparing for regulatory approval for these financing alternatives where necessary.

The Company believes its balanced financing strategy, combined with the regulatory asset treatment described in the Company’s Form 8-K filed on February 19, 2021 will support cost-effective financing for these incremental natural gas purchases. Therefore, the Company continues to believe earnings per diluted share for fiscal 2021 will be in the previously announced range of $4.90 to $5.10. Further, the Company believes its proven strategy focused on system modernization to safely deliver reliable and affordable natural gas in an environmentally responsible manner will continue to support annual earnings per share growth in the range of 6% to 8%.

The information furnished in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Forward-Looking Statements

The matters discussed in this filing may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this filing are forward-looking statements made in good faith by the Company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this filing or any of the Company’s other documents or oral presentations, the words “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “goal”, “intend”, “objective”, “plan”, “projection”, “seek”, “strategy” or similar words are intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in this filing, including the risks relating to regulatory trends and decisions, the Company’s ability to continue to access the credit and capital markets, and the other factors discussed in the Company’s reports filed with the Securities and Exchange Commission. These risks and uncertainties include the following: federal, state and local regulatory and political trends and decisions, including the impact of rate proceedings before various state regulatory commissions; increased federal regulatory oversight and potential penalties; possible increased federal, state and local regulation of the safety of our operations; the impact of greenhouse gas emissions or other legislation or regulations intended to address climate change; possible significant costs and liabilities resulting from pipeline integrity and other similar programs and related repairs; the inherent hazards and risks involved in distributing, transporting and storing natural gas;

the availability and accessibility of contracted gas supplies, interstate pipeline and/or storage services; increased competition from energy suppliers and alternative forms of energy; adverse weather conditions, including the impacts from the February 2021 winter storm; the impact of climate change; the inability to continue to hire, train and retain operational, technical and managerial personnel; increased dependence on technology that may hinder the Company’s business if such technologies fail; the threat of cyber-attacks or acts of cyber-terrorism that could disrupt our business operations and information technology systems or result in the loss or exposure of confidential or sensitive customer, employee or Company information; natural disasters, terrorist activities or other events and other risks and uncertainties discussed herein, all of which are difficult to predict and many of which are beyond our control; the capital-intensive nature of our business; our ability to continue to access the credit and capital markets to execute our business strategy; market risks beyond our control affecting our risk management activities, including commodity price volatility, counterparty performance or creditworthiness and interest rate risk; the concentration of our operations in Texas; the impact of adverse economic conditions on our customers; changes in the availability and price of natural gas, including the impacts from the February 2021 winter storm; increased costs of providing health care benefits, along with pension and postretirement health care benefits and increased funding requirements; and the outbreak of COVID-19 and its impact on business and economic conditions. Accordingly, while we believe these forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience or that the expectations derived from them will be realized. Further, the Company undertakes no obligation to update or revise any of our forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION (Registrant)

DATE: March 1, 2021	By:	/s/ CHRISTOPHER T. FORSYTHE
Christopher T. Forsythe
Senior Vice President and Chief Financial Officer